SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K



                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


      Date of Report (Date of Earliest Event Reported): September 22, 2003



                      FRONTLINE COMMUNICATIONS CORPORATION
             (Exact name of registrant as specified in its charter)


       Delaware                   001-15673                   13-3950283

   (State or other                (Commission              (I.R.S. Employer
   jurisdiction of                File Number)             Identification No.)
   incorporation)



            One Blue Hill Plaza, Pearl River, New York         10965
            (Address of principal executive offices)         (Zip Code)

Registrant's telephone number, including area code:        (845) 623-8553

Item 9. Regulation FD Disclosure.

     On September 22, 2003, The Research Works, Inc. issued a research report on the Company. The research report is posted on The Research Works, Inc.'s website, located at www.stocksontheweb.com. The report is furnished herein in
Exhibit 99.1.


Exhibit

99.1    Research Report issued on September 22, 2003 by The Research Works, Inc.



                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       FRONTLINE COMMUNICATIONS CORPORATION
                                  (Registrant)

Dated:  September 23, 2003          By:  /s/ Stephen J. Cole-Hatchard
                                             --------------------------
                                             Stephen J. Cole-Hatchard
                                             Chief Executive Officer,
                                             President and Director